UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 14, 2014

SBT Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

000-51832	20-4343972
(Commission File Number)	(IRS Employer Identification No.)

86 Hopmeadow Street, P.O. Box 248, Simsbury, CT	06070
(Address of Principal Executive Offices)	(Zip Code)

(860) 408-5493

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On April 14, 2014, SBT Bancorp, Inc. (the “Company”) commenced the mailing to its shareholders of the Company’s 2013 Annual Report and proxy statement for the 2014 Annual Meeting of Shareholders to be held on May 13, 2014.  Included in the mailing was the annual letter to shareholders from the President & Chief Executive Officer of the Company and the Chairman of the Board of Directors of the Company that, among other things, recapped the 2013 operating performance of the Company’s primary subsidiary, The Simsbury Bank & Trust Company, Inc.  A copy of such letter is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits

99.1	Letter, dated April 11, 2014, addressed to shareholders of the Company from the President & Chief Executive Officer of the Company and the Chairman of the Board of Directors of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

By:	/s/ Martin J. Geitz
Title: President and Chief Executive Officer

Date:  May 12, 2014

Exhibit Index

Exhibit No.	Description

99.1	Letter, dated April 11, 2014, addressed to shareholders of the Company from the President & Chief Executive Officer of the Company and the Chairman of the Board of Directors of the Company